Exhibit 10.3

REAL ESTATE MATTERS AGREEMENT

by and among

INTERNATIONAL GAME TECHNOLOGY plc,

IGNITE ROTATE LLC,

EVERI HOLDINGS INC.

and

VOYAGER PARENT, LLC

Dated as of July 26, 2024

TABLE OF CONTENTS

ARTICLE I SPINCO PROPERTIES AND LEASED PROPERTIES		2

1.1	Spinco Properties	2

1.2	Spinco Assigned Properties	2

1.3	Remainco Retained Properties	2

ARTICLE II		2

2.1	Obtaining the Lease Consents	2

2.2	Occupancy	3

2.3	Obligation to Complete	4

2.4	Form of Transfer	5

2.5	Personal Property	5

2.6	Costs	5

ARTICLE III		5

3.1	Obtaining the Lease Consents	5

3.2	Occupancy	6

3.3	Obligation to Complete	6

3.4	Form of Transfer	7

3.5	Personal Property	7

3.6	Costs	7

ARTICLE IV LEASED PROPERTY OUTSIDE THE UNITED STATES		7

4.1	Leased Property Outside the United States	7

ARTICLE V SUBLEASED PROPERTY		8

5.1	Feasibility Review and Discussion	8

5.2	Subleased Properties In the United States	8

5.3	Subleased Properties Outside the United States	8

ARTICLE VI MISCELLANEOUS		9

6.1	Entire Agreement; Counterparts; Exchanges by Facsimile	9

6.2	Transaction Documents; Precedence of Agreements	9

6.3	Survival	9

6.4	Expenses	9

6.5	Notices	9

6.6	Waiver	9

6.7	Assignment	9

6.8	Termination	9

6.9	Amendment	9

6.10	Group Members	9

6.11	Third-Party-Beneficiaries	9

6.12	Exhibits and Schedules	10

6.13	Governing Law	10

6.14	Submission to Jurisdiction	10

6.15	Waiver of Jury Trial	10

6.16	Specific Performance	10

6.17	Severability	10

6.18	Construction	10

Exhibit A	-	Certain Definitions
Schedule 1	-	Spinco Assigned Properties
Schedule 2	-	Relevant Leases
Schedule 3	-	Remainco Retained Properties
Schedule 4	-	Spinco Properties
Schedule 5	-	Subleased Properties
Schedule 6	-	Subleased Properties Subject to Feasibility Review
Schedule 7	-	Primary Sublease Terms

ii

REAL ESTATE MATTERS AGREEMENT

This REAL ESTATE MATTERS AGREEMENT (this “Agreement”) is made and entered into as of July 26, 2024, by and among (a) INTERNATIONAL GAME TECHNOLOGY PLC, a public limited company incorporated under the laws of England and Wales (“Remainco”); (b) IGNITE ROTATE LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Remainco (“Spinco”); (c) EVERI HOLDINGS INC., a Delaware corporation (“Merger Partner”); and (d) VOYAGER PARENT, llc, a Delaware limited liability company (“Buyer”, and together with Remainco, Spinco and Merger Partner, the “Parties,” and each a “Party”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS:

WHEREAS, Remainco is engaged, directly and indirectly, in the Spinco Business;

Whereas, on the terms and subject to the conditions set forth in the Separation Agreement, Remainco will effectuate the Separation, including the Spinco Contribution;

Whereas, following the Separation, Remainco desires to sell to Buyer, and Buyer desires to purchase from Remainco, all of Remainco’s right, title and interest in and to the Spinco Units upon the terms and subject to the conditions set forth herein;

WHEREAS, concurrently with the execution of this Agreement, Remainco, Spinco, Merger Partner, Buyer, and Voyager Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Buyer (“Buyer Sub”), have entered into the Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”);

Whereas, the Parties contemplate that, pursuant to the Merger Agreement and immediately following the consummation of the sale of the Spinco Units to Buyer, at the Merger Effective Time, Buyer Sub shall be merged (the “Merger”) with and into Merger Partner, with Merger Partner surviving the Merger as a wholly owned direct Subsidiary of Buyer;

Whereas, the Parties desire to set forth the principal arrangements among them regarding the foregoing transactions and to make certain covenants and agreements specified in this Agreement in connection therewith and to prescribe certain conditions relating thereto;

Whereas, in connection with the foregoing, Remainco shall cause the Asset Transferors to Transfer to the applicable Spinco Asset Transferee certain properties leased by the Asset Transferors that are not currently leased by a member of the Spinco Group;

Whereas, in connection with the foregoing, Spinco shall cause the Asset Transferors to Transfer to the applicable Remainco Asset Transferee certain properties leased by the Asset Transferors that are not currently leased by a member of the Remainco Group;

Whereas, in connection with the foregoing, following a feasibility review of certain properties leased by members of the Remainco Group where Spinco Employees are located, Remainco may cause the applicable members of the Remainco Group to sublease or license to the applicable members of the Spinco Group portions of such properties;

Whereas, in connection with the foregoing, following a feasibility review of certain properties leased by members of the Spinco Group where employees of members of the Remainco Group are located, Spinco may cause the applicable members of the Spinco Group to sublease or license to the applicable members of the Remainco Group portions of such properties; and

Whereas, the Parties desire to set forth certain agreements regarding such Transfers.

NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

SPINCO PROPERTIES AND LEASED PROPERTIES

1.1            Spinco Properties. The Spinco Properties are currently owned or leased by a member of the Spinco Group and do not need to be Transferred pursuant to this Agreement.

1.2            Spinco Assigned Properties. Remainco shall cause the applicable Asset Transferors to assign, and Spinco shall cause the applicable Spinco Asset Transferees to accept the assignment of and assume, the respective Asset Transferor’s interest in the Leases of the Spinco Assigned Properties, subject to the other provisions of this Agreement and the terms of the Separation Agreement. Such assignment, acceptance and assumption shall be completed on or before the Closing Date; provided that, if a Lease Consent is required but not obtained prior to the Closing Date for any assignment, the assignment, acceptance and assumption shall be completed as soon as practicable following the Closing Date.

1.3            Remainco Retained Properties. Spinco shall cause the applicable Asset Transferors to assign, and Remainco shall cause the applicable Remainco Asset Transferees to accept the assignment of and assume, the respective Asset Transferor’s interest in Leases of the Remainco Retained Properties, subject to the other provisions of this Agreement and the terms of the Separation Agreement. Such assignment, acceptance and assumption shall be completed on or before the Closing Date; provided that, if a Lease Consent is required but not obtained prior to the Closing Date for any assignment, the assignment, acceptance and assumption shall be completed as soon as practicable following the Closing Date.

ARTICLE II

SPINCO ASSIGNED PROPERTIES

2.1            Obtaining the Lease Consents.

(a)            Remainco shall, with respect to each Spinco Assigned Property, to the extent required by the Relevant Lease, diligently make an application or request to the relevant Landlord in accordance with the terms and conditions of the Relevant Lease for the Lease Consent required with respect to the transactions contemplated by this Agreement. Each application or request for a Lease Consent shall be sent by Remainco to the relevant Landlord at the appropriate time prior to the Closing Date as set forth in the Relevant Lease. Remainco shall be, and has at all times been, primarily responsible for requesting, negotiating and obtaining all Lease Consents required under this Article II.

(b)            Remainco shall use commercially reasonable efforts to diligently obtain the Lease Consents required under this Article II, but Remainco shall not be required to commence judicial proceedings for a declaration that any such Lease Consent has been unreasonably withheld, conditioned or delayed, nor shall Remainco be required to pay any consideration in excess of that required by the Relevant Lease (if any) to obtain the relevant Lease Consent.

(c)            Spinco, Merger Partner and Buyer shall take commercially reasonable steps to assist Remainco in obtaining the Lease Consents required under this Article II, including, but not limited to, complying with reasonable requests from Landlords for information regarding Spinco, Merger Partner and Buyer in connection with the Lease Consent process.

(d)            If reasonably required by the Landlord as a condition to providing a Lease Consent, Buyer or another member of the Buyer Group shall cause the applicable Spinco Asset Transferee to enter into an agreement with the Landlord to observe and perform the tenant’s obligations under the Relevant Lease from and after the Closing Date throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability.

(e)            If reasonably required by the Landlord as a condition to providing a Lease Consent, Buyer shall, or shall cause another member of the Buyer Group or Buyer’s direct holding company to, provide a guarantee, surety, letter of credit or other commercially reasonable security (including a security deposit) for the obligations of the applicable Spinco Asset Transferee (subject, with respect to provision of a surety, letter of credit or other commercially reasonable security (including a security deposit), to the capacity of Buyer to provide the same after giving effect to its other obligations under the Merger Agreement; provided that Buyer shall instead provide a cash collateralized letter of credit and/or surety bond if it lacks such capacity and the same is required), as tenant under the Relevant Lease, and otherwise take all steps which are reasonably necessary and which it is capable of doing to meet the lawful requirements under the Relevant Lease so as to ensure that such Lease Consents are obtained. For the avoidance of doubt, the Existing Spinco Credit Support Instruments (as such term is defined in the Separation Agreement) shall be governed by the terms of the Separation Agreement.

2.2            Occupancy.

(a)            If the Actual Completion Date for any Spinco Assigned Property does not occur on or before the Closing Date, whether or not a member of the Spinco Group occupies such Spinco Assigned Property, then Buyer or another member of the Buyer Group shall cause the applicable Spinco Asset Transferee to, effective as of the Closing Date, (i) pay Remainco or the applicable Asset Transferor all rents, service charges, insurance premiums, real estate taxes and other sums payable by Remainco or the applicable Asset Transferor under the Relevant Lease accruing on or after the Closing Date but prior to the Actual Completion Date, (ii) observe, in all material respects, the tenant’s covenants, obligations and conditions under the Relevant Lease and (iii) indemnify, defend, protect and hold harmless Remainco and the applicable Asset Transferor from and against all losses, costs, claims, damages and Liabilities arising on account of any breach of the Relevant Lease by the applicable member of the Buyer Group arising on or after the Closing Date but prior to the Actual Completion Date.

(b)            Remainco shall promptly supply to Buyer, or another member of the Buyer Group as Buyer may from time to time specify, copies of all invoices, demands, notices and other communications received by Remainco or the applicable Asset Transferor or agents in connection with any of the matters for which a member of the Buyer Group may be liable to make any payment or perform any obligation pursuant to Section 2.2(a), and shall, at Buyer’s sole cost and expense, (i) pass on any objections which such member of the Buyer Group may have in connection with any such matters and (ii) at the direction of Spinco, enforce the applicable Asset Transferor’s rights against the Landlord under the Relevant Lease; provided that the failure to so supply shall not relieve Spinco of its indemnification or reimbursement obligations hereunder. Buyer or another member of the Buyer Group shall promptly supply to Remainco copies of all invoices, demands, notices and other communications received by any member of the Spinco Group or any member of the Buyer Group (including any member of the Merger Partner Group after the Closing) or their agents from any Landlord while a member of the Spinco Group occupies any Spinco Assigned Property without the relevant Lease Consent.

2.3            Obligation to Complete. If, with respect to any Relevant Lease for a Spinco Assigned Property, at any time the relevant Lease Consent is lawfully, formally and unconditionally refused in writing, Remainco and Buyer shall, or shall cause another member of the Buyer Group to, commence good faith negotiations and use commercially reasonable efforts to determine how to address such Relevant Lease based on the relative importance of the applicable Leased Property to the operations of the Spinco Business, including the size of the applicable Leased Property, the number of employees employed at the applicable Leased Property, the value of assets associated with the applicable Leased Property, the cost to relocate and the potential risk and Liability to each of Remainco and Spinco if any enforcement action is brought by the applicable Landlord. Such commercially reasonable efforts may include assigning such Relevant Lease to another Spinco Asset Transferee, providing a guaranty or replacement guaranty, as applicable, consideration of alternate structures to accommodate the needs of each of Remainco and Spinco and the allocation of the costs thereof, including entering into amendments modifying the terms of the Relevant Lease and converting the assignment to a sublease, license or other similar agreement. If Remainco and Buyer decide to propose a sublease, license or other similar agreement, Remainco shall apply to the relevant Landlord for consent to a sublease, license or similar agreement with respect to all of the relevant Leased Property to the applicable Spinco Asset Transferee for the remainder of the Relevant Lease term less one (1) day at a rent equal to the rent from time to time under the Relevant Lease, but otherwise on substantially the same terms and conditions as the Relevant Lease. Until such time as the relevant Lease Consent is obtained and a sublease, license or other similar agreement is completed, the provisions of Section 2.1 shall apply and, on the grant of the Lease Consent required for the applicable Leased Property, the applicable Asset Transferor shall sublease or license the applicable Leased Property to the applicable Spinco Asset Transferee or enter into a similar agreement with the applicable Spinco Asset Transferee with respect to the applicable Spinco Assigned Property.

2.4            Form of Transfer. To the extent required, the conveyance to the applicable Spinco Asset Transferee of each Spinco Assigned Property shall (a) be in the form of a Lease Assignment Form executed by the applicable Asset Transferor and the applicable Spinco Asset Transferee, (b) if applicable, require transfer tax forms (state, local or municipal, as applicable) executed by the applicable Asset Transferor and the applicable Spinco Asset Transferee and (c) if applicable, require such other deliverables as may be required by the laws of the jurisdiction in which the Spinco Assigned Property is located, executed by the applicable Asset Transferor and the applicable Spinco Asset Transferee.

2.5            Personal Property. The provisions of the Separation Agreement shall apply to any personal property located at each Spinco Assigned Property (excluding any other personal property owned by Third Parties), except for the applicable scheduled Excluded Personal Property.

2.6            Costs. If Remainco and Buyer mutually agree to pay any monetary consent fee to a Landlord to obtain a Lease Consent, then Remainco and Buyer shall each pay fifty percent (50%) of such consent fee.

ARTICLE III

REMAINCO RETAINED PROPERTIES

3.1            Obtaining the Lease Consents.

(a)            Spinco and Buyer shall, with respect to each Remainco Retained Property, to the extent required by the Relevant Lease, diligently make an application or request to the relevant Landlord in accordance with the terms and conditions of the Relevant Lease for the Lease Consent required with respect to the transactions contemplated by this Agreement. Each application or request for a Lease Consent shall be sent by Spinco or Buyer to the relevant Landlord at the appropriate time prior to the Closing Date as set forth in the Relevant Lease. Spinco and Buyer shall be primarily responsible for requesting, negotiating and obtaining all Lease Consents required under this Article III.

(b)            Spinco and Buyer shall use commercially reasonable efforts to diligently obtain the Lease Consents required under this Article III, but Spinco and Buyer shall not be required to commence judicial proceedings for a declaration that any such Lease Consent has been unreasonably withheld, conditioned or delayed, nor shall Spinco or Buyer be required to pay any consideration in excess of that required by the Relevant Lease (if any) to obtain the relevant Lease Consent.

(c)            Remainco and Merger Partner shall take commercially reasonable steps to assist Spinco and Buyer in obtaining the Lease Consents required under this Article III.

(d)            If reasonably required by the Landlord as a condition to providing a Lease Consent, Remainco shall enter into an agreement with the Landlord to observe and perform the tenant’s obligations under the Relevant Lease from and after the Closing Date throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability.

(e)            If reasonably required by the Landlord as a condition to providing a Lease Consent, Remainco shall provide a guarantee, surety or other commercially reasonable security (including a security deposit) for the obligations of the applicable Remainco Asset Transferee, as tenant under the Relevant Lease, and otherwise take all steps which are reasonably necessary and which it is capable of doing to meet the lawful requirements under the Relevant Lease so as to ensure that such Lease Consents are obtained.

3.2            Occupancy.

(a)            If the Actual Completion Date for any Remainco Retained Property does not occur on or before the Closing Date, whether or not a member of the Remainco Group occupies such Remainco Retained Property, then Remainco shall cause the applicable Remainco Asset Transferee to, effective as of the Closing Date, (i) pay Spinco, Buyer or the applicable Asset Transferor all rents, service charges, insurance premiums, real estate taxes and other sums payable by Spinco or the applicable Asset Transferor under the Relevant Lease accruing on or after the Closing Date but prior to the Actual Completion Date, (ii) observe, in all material respects, the tenant’s covenants, obligations and conditions under the Relevant Lease and (iii) indemnify, defend, protect and hold harmless Spinco, Buyer and the applicable Asset Transferor from and against all losses, costs, claims, damages and Liabilities arising on account of any breach of the Relevant Lease by the applicable member of the Remainco Group, in each case, arising on or after the Closing Date but prior to the Actual Completion Date.

(b)            Spinco shall promptly supply to Remainco copies of all invoices, demands, notices and other communications received by Spinco or the applicable Asset Transferor or agents in connection with any of the matters for which Remainco may be liable to make any payment or perform any obligation pursuant to Section 3.2(a), and shall, at Remainco’s sole cost and expense, (i) pass on any objections which Remainco may have in connection with any such matters and (ii) at the direction of Remainco, enforce the applicable Asset Transferor’s rights against the Landlord under the Relevant Lease; provided that the failure to so supply shall not relieve Remainco of its indemnification or reimbursement obligations hereunder. Remainco shall promptly supply to Spinco copies of all invoices, demands, notices and other communications received by any member of the Remainco Group or its agents from any Landlord while a member of the Remainco Group occupies any Remainco Retained Property without the relevant Lease Consent.

3.3            Obligation to Complete. If, with respect to any Relevant Lease for a Remainco Retained Property, at any time the relevant Lease Consent is lawfully, formally and unconditionally refused in writing, Remainco and Buyer shall commence good faith negotiations and use commercially reasonable efforts to determine how to address such Relevant Lease based on the relative importance of the applicable Leased Property to the operations of the Remainco Retained Business, including the size of the applicable Leased Property, the number of employees employed at the applicable Leased Property, the value of assets associated with the applicable Leased Property, the cost to relocate and the potential risk and Liability to each of Remainco and Spinco if any enforcement action is brought by the applicable Landlord. Such commercially reasonable efforts may include assigning such Relevant Lease to another Remainco Asset Transferee, providing a guaranty or replacement guaranty, as applicable, consideration of alternate structures to accommodate the needs of each of Remainco and Spinco and the allocation of the costs thereof, including entering into amendments modifying the terms of the Relevant Lease and converting the assignment to a sublease, license or other similar agreement. If Remainco and Buyer decide to propose a sublease, license or other similar agreement, Spinco shall apply to the relevant Landlord for consent to a sublease, license or similar agreement with respect to all of the relevant Leased Property to the applicable Remainco Asset Transferee for the remainder of the Relevant Lease term less one (1) day at a rent equal to the rent from time to time under the Relevant Lease, but otherwise on substantially the same terms and conditions as the Relevant Lease. Until such time as the relevant Lease Consent is obtained and a sublease, license or other similar agreement is completed, the provisions of Section 3.1 shall apply and, on the grant of the Lease Consent required for the applicable Leased Property, the applicable Asset Transferor shall sublease or license the applicable Leased Property to the applicable Remainco Asset Transferee or enter into a similar agreement with the applicable Remainco Asset Transferee with respect to the applicable Remainco Retained Property.

3.4            Form of Transfer. To the extent required, the conveyance to the applicable Remainco Asset Transferee of each Remainco Retained Property shall (a) be in the form of a Lease Assignment Form executed by the applicable Asset Transferor and the applicable Remainco Asset Transferee, (b) if applicable, require transfer tax forms (state, local or municipal, as applicable) executed by the applicable Asset Transferor and the applicable Remainco Asset Transferee and (c) if applicable, require such other deliverables as may be required by the laws of the jurisdiction in which the Remainco Retained Property is located, executed by the applicable Asset Transferor and the applicable Remainco Asset Transferee.

3.5            Personal Property. The provisions of the Separation Agreement shall apply to any personal property located at each Remainco Retained Property (excluding any other personal property owned by Third Parties), except for the applicable scheduled Excluded Personal Property.

3.6            Costs. If Remainco and Buyer mutually agree to pay any monetary consent fee to a Landlord to obtain a Lease Consent, then Remainco and Buyer shall each pay fifty percent (50%) of such consent fee.

ARTICLE IV

LEASED PROPERTY OUTSIDE THE UNITED STATES

4.1            Leased Property Outside the United States. With respect to each Leased Property located outside the United States, Remainco and Spinco shall use a Lease Assignment Form, translated into the local language, if customary under local practice, and modified to comply with local legal requirements to cause the appropriate transfers, assignments, subleases or licenses to occur. Such transfers, assignments, subleases and licenses shall, so far as the law in the jurisdiction in which such Leased Property is located permits, be on the same terms and conditions as provided in Article II and Article III, as applicable, and shall include such other deliveries (and Remainco, Spinco and Buyer shall comply with such other customary procedures and formalities) as may be required by the laws of the jurisdiction in which such Leased Property is located. In the event of a conflict between the terms of this Agreement and the terms of any local agreements, the terms of such local agreements shall prevail.

ARTICLE V

SUBLEASED PROPERTY

5.1            Feasibility Review and Discussion. To facilitate the sublease or license of a portion of each Subleased Property by an Asset Transferor to a Spinco Asset Transferee or a Remainco Asset Transferee, as applicable, following the date hereof, Remainco shall diligently and in good faith conduct an internal feasibility review of each Subleased Property identified on Schedule 6 to preliminarily determine the suitability of each Subleased Property for such sublease or license, as applicable, with such feasibility review to include consideration of the nature of each Subleased Property’s space (including the feasibility and cost of demising the space and sharing or dividing utilities, infrastructure, essential services, fire services, IT equipment, storage, facilities and amenities within the space), the relative numbers of Spinco Employees and employees of members of the Remainco Group at each Subleased Property, all applicable Laws, regulations and building codes implicated by a sublease or license and any associated construction work, and potential risks or requirements associated with obtaining Lease Consents for any Relevant Leases. Promptly following completion of a feasibility review, Remainco and Spinco shall discuss in good faith whether (i) a member of the Remainco Group and a member of the Spinco Group should enter into a sublease or license of a portion of the applicable Subleased Property or (ii) Remainco or Spinco, as applicable, should cause another member of the Remainco Group or a another member of the Spinco Group, respectively (the “Relocating Party”), to secure an alternative location or remote work arrangement for its employees and operations which would otherwise have continued at the applicable Subleased Property. If Remainco and Buyer do not reach a mutual agreement pursuant to the preceding sentence on or before October 31, 2024, then the Relocating Party shall fully vacate, at its sole cost and expense, the applicable Subleased Property on or prior to the Closing Date. If Remainco and Spinco agree that the Relocating Party must secure an alternative location, the selection and implementation of such location shall be at the Relocating Party’s sole cost and expense.

5.2            Subleased Properties In the United States. If Remainco and Spinco agree pursuant to Section 5.1 to enter into a sublease or license of a Subleased Property located in the United States, with respect to each sublease or license of a portion of any such Subleased Property by an Asset Transferor to a Spinco Asset Transferee or a Remainco Asset Transferee, as applicable, the sublease or license shall be in a commercially reasonable form, which shall be negotiated by Remainco and Buyer in good faith and include, among other items, the terms set forth in Schedule 7. Remainco and Buyer shall facilitate execution of the sublease or license of each Subleased Property, including obtaining the Lease Consent for any Relevant Lease, on the same terms and conditions as provided in Article II and Article III for the assignment of the Leased Properties, as applicable.

5.3            Subleased Properties Outside the United States.      If Remainco and Spinco agree pursuant to Section 5.1 to enter into a sublease or license of a Subleased Property located outside the United States, with respect to any such Subleased Property, Remainco and Spinco shall use a commercially reasonable form, negotiated by Remainco and Buyer in good faith pursuant to Section 5.2 and including the terms set forth in Schedule 7, translated into the local language, if customary under local practice, and modified to comply with local legal requirements to cause the appropriate transfers, assignments, subleases or licenses to occur. Such subleases or licenses shall, so far as the law in the jurisdiction in which such Subleased Property is located permits, be on the same terms and conditions as provided in Section 5.2, and shall include such other deliveries (and Remainco, Spinco and Buyer shall comply with such other customary procedures and formalities) as may be required by the laws of the jurisdiction in which such Subleased Property is located. In the event of a conflict between the terms of this Agreement and the terms of any local agreements, the terms of such local agreements shall prevail.

ARTICLE VI

MISCELLANEOUS

6.1            Entire Agreement; Counterparts; Exchanges by Facsimile. Section 5.1 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.2            Transaction Documents; Precedence of Agreements. Section 5.2 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.3            Survival. Section 5.3 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.4            Expenses. Section 5.4 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.5            Notices. Section 5.5 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.6            Waiver. Section 5.6 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.7            Assignment. Section 5.7 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.8            Termination. Section 5.8 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.9            Amendment. No provision of this Agreement may be amended, supplemented or modified except by a written instrument signed by all of the Parties.

6.10          Group Members. Section 5.10 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.11          Third-Party-Beneficiaries. Except with respect to indemnification, this Agreement is solely for the benefit of the Parties and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.12          Exhibits and Schedules. Section 5.12 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.13          Governing Law. Section 5.13 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis; provided, that the Parties acknowledge that the conveyances, assignments, subleases and licenses shall be governed by the law of the jurisdictions in which the Leased Properties are located.

6.14          Submission to Jurisdiction. Section 5.14 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.15          Waiver of Jury Trial. Section 5.15 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.16          Specific Performance. Section 5.16 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.17          Severability. Section 5.17 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

6.18          Construction. Section 5.21 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

INTERNATIONAL GAME TECHNOLOGY PLC

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	Chief Executive Officer

IGNITE ROTATE LLC

By:	International Game Technology PLC
Its:	Managing Member

By:	/s/ Massimiliano Chiara
Name:	Massimiliano Chiara
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Real Estate Matters Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

EVERI HOLDINGS INC.

By:	/s/ Randy L. Taylor
Name:	Randy L. Taylor
Title:	Chief Executive Officer

[Signature Page to Real Estate Matters Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

VOYAGER PARENT, LLC

By:	/s/ Daniel Cohen
Name:	Daniel Cohen
Title:	Vice President, Secretary and Treasurer

[Signature Page to Real Estate Matters Agreement]

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

“Actual Completion Date” means, with respect to each Leased Property or Subleased Property, the date upon which completion of the transfer, assignment or sublease of such Leased Property or Subleased Property actually takes place in accordance with the terms and conditions of this Agreement.

“Agreement” shall have the meaning set forth in the Preamble.

“Asset Transferor” shall have the meaning set forth in the Separation Agreement.

“Buyer” shall have the meaning set forth in the Preamble.

“Buyer Group” shall have the meaning set forth in the Separation Agreement.

“Buyer Sub” shall have the meaning set forth in the Recitals.

“Closing Date” shall have the meaning set forth in the Separation Agreement.

“Consent” shall have the meaning set forth in the Separation Agreement.

“Excluded Personal Property” means the personal property located at a Leased Property or a Subleased Property which is either a tangible Remainco Retained Asset or a tangible Spinco Asset.

“Landlord” means the third-party landlord, sublandlord or licensor under a Lease, and its successors and assigns, and includes the holder of any other interest which is superior to the interest of the landlord, sublandlord or licensor under such Lease.

“Law” shall have the meaning set forth in the Separation Agreement.

“Lease” means, in relation to each Leased Property or Subleased Property, the lease, sublease or license under which the applicable Asset Transferor has the right to occupy or use such Leased Property and any other supplemental document completed prior to the Actual Completion Date.

“Lease Assignment Forms” means the forms of Lease assignment reasonably agreed to by Remainco and Buyer, acting in good faith.

“Lease Consents” means, as applicable, all Consents required from the Landlords under the Relevant Leases to (a) assign the Relevant Leases to applicable Spinco Asset Transferees or to applicable Remainco Asset Transferees, (b) sublease or license a Subleased Property to an applicable Spinco Asset Transferee or an applicable Remainco Asset Transferee or (c) enter into any of the other transactions contemplated by this Agreement.

“Leased Properties” means the Spinco Assigned Properties and the Remainco Retained Properties.

“Liability” shall have the meaning set forth in the Separation Agreement.

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“Manchester Premises” shall have the meaning set forth in Schedule 7.

“Merger” shall have the meaning set forth in the Recitals.

“Merger Agreement” shall have the meaning set forth in the Recitals.

“Merger Effective Time” shall have the meaning set forth in the Merger Agreement.

“Merger Partner” shall have the meaning set forth in the Preamble.

“Merger Partner Group” shall have the meaning set forth in the Separation Agreement.

“Party” shall have the meaning set forth in the Preamble.

“Person” shall have the meaning set forth in the Separation Agreement.

“Relevant Leases” means the Leases identified on Schedule 2 attached hereto with respect to which the Consent of the Landlord is required for (a) the assignment to a Spinco Asset Transferee, (b) the assignment to a Remainco Asset Transferee, (c) the sublease or license to a Spinco Asset Transferee or similar agreement with a Spinco Asset Transferee or (d) the sublease or license to a Remainco Asset Transferee or similar agreement with a Remainco Asset Transferee.

“Relocating Party” shall have the meaning set forth in Section 5.1.

“Remainco” shall have the meaning set forth in the Preamble.

“Remainco Asset Transferee” shall have the meaning set forth in the Separation Agreement.

“Remainco Group” shall have the meaning set forth in the Separation Agreement.

“Remainco Retained Asset” shall have the meaning set forth in the Separation Agreement.

“Remainco Retained Business” shall have the meaning set forth in the Separation Agreement.

“Remainco Retained Properties” means each of the properties identified on Schedule 3 attached hereto.

“Separation” shall have the meaning set forth in the Separation Agreement.

“Separation Agreement” shall have the meaning set forth in the Recitals.

“Spinco” shall have the meaning set forth in the Preamble.

“Spinco Asset” shall have the meaning set forth in the Separation Agreement.

“Spinco Asset Transferee” shall have the meaning set forth in the Separation Agreement.

“Spinco Assigned Properties” means each of the properties identified on Schedule 1 attached hereto.

“Spinco Business” shall have the meaning set forth in the Separation Agreement.\

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“Spinco Contribution” shall have the meaning set forth in the Separation Agreement.

“Spinco Employee” shall have the meaning set forth in the Separation Agreement.

“Spinco Group” shall have the meaning set forth in the Separation Agreement.

“Spinco Properties” means each of the properties identified on Schedule 4 attached hereto.

“Spinco Units” shall have the meaning set forth in the Merger Agreement.

“Subleased Property” means each of the properties identified on Schedule 5 attached hereto.

“Subsidiary” shall have the meaning set forth in the Separation Agreement.

“Transaction Documents” shall have the meaning set forth in the Separation Agreement.

“Transfer” shall have the meaning set forth in the Separation Agreement.

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